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                                                                    Exhibit 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                  iPCS, INC.
                               OFFER TO EXCHANGE
              ALL OUTSTANDING 14% SENIOR DISCOUNT NOTES DUE 2010
                                      FOR
                 REGISTERED 14% SENIOR DISCOUNT NOTES DUE 2010

     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Company's (as defined below) 14% Senior Discount Notes due 2010 (the "Outstanding Notes") are not immediately available, (ii) Outstanding Notes, the Letter of Transmittal and all other required documents cannot be delivered to BNY Midwest Trust Company (the "Exchange Agent") on or prior to the Expiration Date (as defined in the prospectus dated November __, 2000, as amended or supplemented from time to time, the "Prospectus") or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering--Guaranteed Delivery Procedures" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Outstanding Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Outstanding Notes (or facsimile thereof) must also be received by the Exchange Agent on or prior to the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:

                           BNY Midwest Trust Company

     By Registered or Certified Mail, Overnight Courier or Hand Delivery:
                           c/o The Bank of New York
                              101 Barclay Street
                           New York, New York 10286
                                 Ground Level
                        Corporate Trust Services Window
                      Attention: Reorganization Unit - 7E

         Facsimile Transmissions              To Confirm by Telephone
      (Eligible Institutions Only):           or for Information Call:
             (212) 815-6339                        (212) 815-6331
                                             Attn:
                             ____________________

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.
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Ladies and Gentlemen:

     The undersigned hereby tenders to iPCS, Inc., a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus dated November __, 2000 (as amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Outstanding Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering--Guaranteed Delivery Procedures."

Aggregate Principal Amount_______ Name(s) of Registered Holder(s):______________

Amount Tendered: $___________*     _____________________________________________

Certificate No.(s) (if available):______________________________________________

________________________________________________________________________________

________________________________________________________________________________
    (Total Principal Amount Represented by Outstanding Notes Certificate(s))

If Outstanding Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number:_____________________________________________________________

Date:___________________________________________________________________________

* Must be in minimum denominations of $1,000 principal amount and integral multiples of $1,000 in excess thereof.

________________________________________________________________________________
     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
________________________________________________________________________________

                                PLEASE SIGN HERE

X____________________________________________________    _______________________

X____________________________________________________    _______________________
     Signature(s) of Owner(s) or Authorized Signatory        Date

Area Code and Telephone Number:_________________________________________________

     Must be signed by the holder(s) of the Outstanding Notes as their name(s) appear(s) on certificates for Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below and, unless waived by the Company, provide proper evidence satisfactory to the Company of such person's authority to so act.

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                      Please print name(s) and address(es)

Name(s):       _________________________________________________________________

               _________________________________________________________________

               _________________________________________________________________

Capacity:      _________________________________________________________________

Address(es):   _________________________________________________________________

               _________________________________________________________________

               _________________________________________________________________

               _________________________________________________________________


                             GUARANTEE OF DELIVERY

                    (Not to Be Used for Signature Guarantee)

     The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Outstanding Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Outstanding Notes to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

     The undersigned acknowledges that it must deliver the Letter(s) of Transmittal (or facsimile thereof) and the Outstanding Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

____________________________________    ________________________________________
          Name of Firm                            Authorized Signature

____________________________________    ________________________________________
            Address                                      Title

____________________________________              (Please Type or Print)
            Zip Code

Area Code and Telephone No._________    Dated:__________________________________

NOTE: DO NOT SEND CERTIFICATES FOR OUTSTANDING NOTES WITH THIS FORM. CERTIFICATES FOR OUTSTANDING NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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